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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, HAWAIIAN ELECTRIC INDUSTRIES, INC. a Hawaii corporation, and the officers and directors of said corporation whose names are signed hereto, hereby constitute and appoint ROBERT
F. CLARKE, ROBERT F. MOUGEOT, PETER C. LEWIS, CONSTANCE H. LAU, CURTIS Y. HARADA, DAVID J. REBER and GREGORY R. KIM of Honolulu, Hawaii, and each of them, with full power of substitution in the premises (with full power to each of them to act alone), their true and lawful attorneys and agents, and in its and their name, place and stead, to do any and all acts and things and to execute any and all instruments and documents which said attorneys and agents or any of them may deem necessary or advisable to enable Hawaiian Electric Industries, Inc. to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with:

          (i) the registration under said Act pursuant to a Registration Statement on Form S-8 (the "Registration Statement") of up to an additional 5,000,000 shares of Common Stock without par value of Hawaiian Electric Industries, Inc. for issuance pursuant to the Hawaiian Electric Industries Retirement Savings Plan and an indeterminate amount of interests in said Plan, including interests in a pooled fund which holds participant investments under the Plan in Common Stock and cash equivalents ("Common Stock Fund"), and to include in such Registration Statement pursuant to Rule 429 promulgated under the Securities Act a combined prospectus covering such 5,000,000 shares of Common Stock plus the shares of Common Stock registered but not yet sold pursuant to Regis. No. 33-52911, including specifically but
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without limiting the generality of the foregoing, power and authority to sign the name of Hawaiian Electric Industries, Inc. and the names of the undersigned officers and directors thereof, in the capacities indicated below, to the Registration Statement to be filed with the Securities and Exchange Commission in respect of the aforementioned securities and Plan interests, including interests in the Common Stock Fund, to any and all amendments and supplements to said Registration Statement and to any instruments or documents filed as a part of or in connection with said Registration Statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all of the aforesaid that said attorneys and agents or any of them shall do or cause to be done by virtue hereof; and

          (ii) the current registration under said Act of up to 350,000 shares of the Common Stock of Hawaiian Electric Industries, Inc. for issuance pursuant to the Plan and an indeterminate amount of interests in said Plan (Regis. No. 33-52911), including specifically but without limiting the generality of the foregoing, power and authority to sign the name of Hawaiian Electric Industries, Inc. and the names of the undersigned officers and directors thereof, in the capacities indicated below, to any and all amendments and supplements to said Registration Statement and to any instruments or documents filed as a part of or in connection with said Registration Statement or amendments or supplements thereto and/or which operate pursuant to Rule 429 to amend said Registration Statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all of the aforesaid that said attorneys and agents or any of them shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, Hawaiian Electric Industries, Inc. has caused this Power of Attorney to be executed in its name by its President and its Financial Vice President and attested by its Secretary, and the undersigned officers and directors of
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Hawaiian Electric Industries, Inc. have hereunto set their hands, as of the 20th day of February, 1996. This Power of Attorney may be executed in any number of counterparts by the corporation and by any one or more of the officers and directors named below.

ATTEST:                              HAWAIIAN ELECTRIC INDUSTRIES, INC.

/s/ Betty Ann M. Splinter            By /s/ Robert F. Clarke
- -------------------------------         ----------------------------------------
Betty Ann M. Splinter                   Robert F. Clarke
Secretary                               President and Principal
                                        Executive Officer

                                     By /s/ Robert F. Mougeot
                                        ----------------------------------------
                                        Robert F. Mougeot
                                        Financial Vice President
                                        and Principal Financial Officer


/s/ Robert F. Clarke                    President, Principal Executive
- -------------------------------         Officer and Director
Robert F. Clarke


/s/ Robert F. Mougeot                   Financial Vice President and
- -------------------------------         Principal Financial Officer
Robert F. Mougeot


/s/ Curtis Y. Harada                    Controller and Principal
- -------------------------------         Accounting Officer
Curtis Y. Harada


/s/ Don E. Carroll                      Director
- -------------------------------
Don E. Carroll


/s/ Edwin L. Carter                     Director
- -------------------------------
Edwin L. Carter


/s/ John D. Field                       Director
- -------------------------------
John D. Field


/s/ Richard Henderson                   Director
- -------------------------------
Richard Henderson
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                                        Director
- -------------------------------
Victor Hao Li


/s/ T. Michael May                      Director
- -------------------------------
T. Michael May


/s/ Bill D. Mills                       Director
- -------------------------------
Bill D. Mills


                                        Director
- -------------------------------
A. Maurice Myers


/s/ Ruth M. Ono                         Director
- -------------------------------
Ruth M. Ono


/s/ Diane J. Plotts                     Director
- -------------------------------
Diane J. Plotts


/s/ James K. Scott                      Director
- -------------------------------
James K. Scott


/s/ Oswald K. Stender                   Director
- -------------------------------
Oswald K. Stender


                                        Director
- -------------------------------
Kelvin H. Taketa


/s/ Jeffrey N. Watanabe                 Director
- -------------------------------
Jeffrey N. Watanabe